Prepayments and Other Current Assets (Details) - Schedule of prepayments and other current assets - CNY (¥)		Dec. 31, 2022	Dec. 31, 2021
Schedule of Prepayments and Other Current Assets [Abstract]
Advance deposit for intent acquisition	[1]	¥ 46,600,000	¥ 100,000,000
Receivables from third parties	[2]	29,640,939
Deductible input value-added tax		2,737,802	297,028
Receivables of over-paid income tax		1,175,455	193,015
Prepayments of services		456,848	300,000
Prepaid rental fees			656,011
Others		586,760	21,870
Total		¥ 81,197,804	¥ 101,467,924

[1]	On July 27, 2021, the Group entered into investment cooperation agreement with Beijing S.K. Pursuant to the agreement, the Group prepaid RMB100,000,000 for the intent acquisition of Beijing S.K. The Group completed the acquisition of Beijing P.X. by utilizing the prepayment in the amount of RMB53,400,000. The Group is in the process of evaluating Beijing S.K.’s other subsidiaries that are suitable as future acquiring targets. The remaining balance of prepayment will be used for the acquisition when targets are selected and finished internal restructuring.
[2]	Receivables from third parties included (i) amounts due from Beijing S.K. of RMB22,850,000 fair value gain from contingent consideration of acquisition (Note22); (ii) amounts due from Beijing Shanghui Human Resource Management Consulting Co., LTD (“Beijing Shanghui”) of RMB5,000,000; and (iii) amounts due from Beijing S.K. of RMB1,790,939 as Beijing S.K. collected tuition, accommodation and other miscellaneous fees on behalf of Langfang School and Chuangmei Weiye before the acquisition of Beijing P.X. Receivables from third parties were interest free, unsecure and the Group expected to collect the receivables within one year.